Exhibit 10.6

中國信託銀行
CTBC BANK

中國信託法人金融
CTBC CORPORATE BANKING

擔保物提供證暨質權設定契約書

CERTIFICATE FOR PROVISION OF COLLATERAL AND PLEDGE AGREEMENT

擔保物提供證暨質權設定契約

CERTIFICATE FOR PROVISION OF COLLATERAL

AND PLEDGE AGREEMENT

立約人為擔保自己或第三人美商祥茂光電科技股份有限公司台灣分公司對　貴行(即中國信託商業銀行，為本契約之目的，含總行及所屬各海內外分支機構)所負現在(包括過去已發生現在尚未清償)及將來所負之下列第一條所示之債務，在最高限額質權新台幣(或等值外幣) 壹億貳仟萬元整內，玆提供後開擔保物明細表所列之擔保物及/或信託財產受益權質押與　貴行，並願遵守下列條款：

In order to secure all indebtedness to CTBC Bank Co., Ltd. (for the purpose of this Agreement, including the head office, domestic branches and overseas branches, hereinafter the “Bank”) under Article 1 below whether presently (including debts incurred in the past and currently not yet repaid) or in the future, owed by the Customer himself or third party, Applied Optoelectronics, Inc., Taiwan Branch (the “Borrower”), to the extent under the maximum pledge in an amount of NTD (or its equivalent amount in foreign currency) One Hundred and Twenty Million Dollars Only, the undersigned (the “Customer”) hereby provides the collateral or the beneficiary right to the trust asset as listed in attached collateral list to the Bank, and agrees to comply with the following terms and conditions:

第 一 條　擔保債務範圍

擔保債務人、連帶債務人及出質人對質權人在最高限額質權金額內，對現在（包括過去所負現在尚未清償）及將來所負之債務，包括借款、墊款、承兌、票據、保證、委任保證、透支、貼現、買入光票、開發信用狀、進出口押匯、進出口外匯業務、應收帳款承購契約、衍生性金融商品交易契約、信用卡契約、特約商店契約暨銀行得辦理業務之基礎法律關係所生之債務（包括本金、利息、遲延利息、違約金、手續費），及取得執行名義之費用、保全質權之費用、質權人墊付質物之保險費、及上述法律關係所生債務不履行之損害賠償。

Article 1: Scope of Debts to be Secured

The indebtedness, to the extent of the maximum amount secured by the pledge, owed by the debtor, the jointly and severally liable debtor and the pledgor to the pledgee at present (including debts incurred in the past and currently not yet repaid) and in future, including loans, advances, acceptance, bills, guarantee, bank guarantee, overdraft, discount, purchase of clean bills, issuance of letters of credit, import and export negotiation, import and export foreign exchange business, accounts receivable financing agreement, financial derivatives trading agreement, credit card agreement, merchant agreement and indebtedness arising from the basic legal relationship in respect of the businesses which may be conducted by a bank (including principal, interest, default interest, penalties, processing fees), and expenses for obtaining the subject of execution, expenses for safeguarding the pledge rights, insurance premium for the collaterals advanced by the pledgee, and indemnity for damages in connection with the non-performance of obligations arising from the aforesaid legal relationship.

第 二 條　連帶債務

立約人與其他債務人共同出具約據或發票向 貴行連帶借款時，縱 貴行僅對共同出具約據或發票之其他債務人撥款給付，即視同已對立約人撥款給付，立約人仍承認為本身債務，並願負連帶清償責任。對立約人之中其他一人或數人，撥款給付，亦視同已對全體連帶借款人撥款給付，立約人仍承認為本身債務，並願負連帶清償責任。

Article 2: Joint Indebtedness

If the Customer and other debtors jointly issue an agreement, a receipt or bill to the Bank for the purpose of obtaining a loan, notwithstanding that the Bank has appropriated payment only to the other debtors who have jointly issued the agreement, receipt or bill, it shall be deemed that the Bank has appropriated payment to the Customer, and the Customer shall acknowledge the indebtedness as its own and agree to bear the liability for repayment of the indebtedness jointly and severally. An appropriation of payment to one or several of the Customer s shall also be deemed to be an appropriation of payment to all of the jointly and severally liable borrowers, and the Customer shall acknowledge the indebtedness as its own and agree to bear the liability for repayment of the indebtedness jointly and severally.

第 三 條　擔保債權確定期日

擔保債權確定期日為 年 月 日 （即設定年限後之相當日前一日）

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Article 3: Date of Confirmation of Secured Credit Rights

The date of confirmation of the secured credit rights is _____ (year) ______ (month) ____ (day) (i.e., the day preceding the date of expiry of the term of pledge).

第 四 條　擔保債權之確定事由

擔保物若設定為最高限額抵押權及/或最高限額質權時，當有下列事由發生時，貴行無須事先通知，得逕停止授信或交易額度，不再為其他授信或交易：

一、約定之原債權確定期日屆至者。

二、擔保債權之範圍變更或因其他事由，致原債權不繼續發生者。

三、擔保債權所由發生之法律關係經終止或因其他事由而消滅者。

四、貴行拒絕繼續發生債權或依民法第八百八十一條之五或第八百八十一條之七之情事，債務人(含連帶借款人)或擔保物提供人請求確定者。

五、貴行聲請裁定拍賣抵押物，或依民法第八百七十三條之一之規定為抵押物所有權移轉之請求，或第八百七十八條規定訂立契約者。

六、抵押物因他債權人聲請強制執行經法院查封，而為貴行所知悉，或經執行法院通知貴行者。但抵押物之查封經撤銷時，不在此限。

七、債務人、連帶債務人或抵押人經裁定宣告破產者。但其裁定經廢棄確定時，不在此限。

八、有民法第八百八十一條之十之情事。

九、其他事由致原債權確定之情事。

立約人或擔保物提供人不可撤銷地同意於主張最高限額抵押權/或最高限額質權所擔保債權確定者，須以書面表示並寄交　貴行總行之法金信用風險單位，且於送達貴行總行之翌日始生效力。

Article 4: Causes of Confirmation of Secured Credit Rights

If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

(a)	The original date of confirmation of the credit rights is due.
(b)	The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.

(c) The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.

(d) The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer (including the jointly and severally liable borrower) or the collateral owner requests for confirmation.

(e) The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.

(f) The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.

(g)	The Customer (including the jointly and severally liable debtor) or the mortgagor/pledgor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.

(h) There is an instance as mentioned in Article 881-10 of the Civil Code.

(i) There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

第 五 條　加速條款

立約人對貴行所負一切債務，如有下列情形之一者，除下述第6款至第9款應由 貴行先行以合理期間為通知或催告外，貴行得隨時對立約人停止或減少授信金額之給付，或縮短授信期限，或本息視為全部到期：

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1、任何一宗債務不依約清償或攤還本金時。

2、依破產法聲請和解、聲請宣告破產、聲請公司重整、經票據交換所公告拒絕往來、停止營業，清理債務時。

3、依約定原負有提供擔保之義務而不提供時。

4、因死亡而其繼承人聲明為限定繼承或拋棄繼承時。

5、因刑事而受沒收主要財產之宣告時。

6、任何一宗債務不依約付息時。

7、擔保物被查封或擔保物滅失、價值減少或不敷擔保債權時。

8、立約人對　貴行所負債務，其實際資金用途與貴行核定用途不符時。

9、受強制執行或假扣押、假處分或其他保全處分，致　貴行有不能受償之虞者。

10、除前述各款外，貴行因有保全債權之必要，經契約具體約定之情事並明示發生加速期限到期（經通知或無須通知）之效果者。

Article 5: Acceleration

In the event of any of the following circumstances in connection with the indebtedness owed by the Customer to the Bank, except items (f) ~ (i) in which case the Bank shall give a prior notice or demand with a reasonable cure period, the Bank may at any time immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term, or declare all principal and interest amounts immediately due and payable:

(a)	The Customer fails to repay any indebtedness or to repay the principal thereof in installments as agreed.
(b)	The Customer petitions for composition, adjudication of bankruptcy or reorganization; the Clearinghouse has made a public announcement that it has refused dealings with the Customer; the Customer has suspended operation or is in the process of liquidation.
(c)	The Customer fails to provide the collaterals to fulfill its original obligation as agreed.
(d)	The Customer died and his/her successors have declared limited succession or abandonment of succession.
(e)	The court adjudicates confiscation of the Customer’s principal assets as a result of a criminal offense.
(f)	The Customer fails to pay interest on any indebtedness as agreed.
(g)	The collaterals have been attached; or have extinguished, decreased in value, or become insufficient to secure the credit rights.
(h)	The Customer’s actual use of the funds with respect to the indebtedness owed to the Bank does not conform to the use thereof as approved by the Bank.
(i)	The collaterals are subject to compulsory execution or provisional attachment, provisional disposition or other safeguard measures, which makes it likely that the Bank may not be indemnified.
(j)	In addition to the circumstances specified in the above items, other circumstances which are concertedly stipulated in an agreement as having an acceleration effect (with or without notice), as required by the Bank for the purpose of safeguarding its credit rights.

第 六 條　瑕疵擔保

立約人切實聲明提供之擔保物完全為立約人合法所有，他人並無任何權利。如有任何糾葛，概由立約人自行處理，與　貴行無涉。

立約人保證下列事項：

1、提供擔保之動產及其存放地點，均與擔保物明細表所載相符。

2、擔保品為提單、倉單等物權證券時，該等證券所表彰貨物之名稱、種類、品質、數量、規格及其他狀況，均與該等證券文義所示者相符。

3、如擔保品為提單、倉單等物權證券時，其文件內所載貨物之品質、數量，如日後發現品質不符、或數量短少、或有其他虛偽情事者，無論該項貨物係堆存　貴行自營之倉庫，抑在其他倉庫，除能證明係可歸責於　貴行故意或重大過失之情事外，均由立約人立即更換或補足與該文件所載內容相符或相當之擔保品，或清償全部債務。

Article 6: Warranty

The Customer positively represents that it has lawful ownership of all the collaterals provided, and that other persons do not have any rights therein. In the event of any dispute, the Customer shall deal with the dispute unilaterally without involving the Bank.

The Customer warrants that:

(a)	The chattels provided as collateral and their place of storage are the same as specified on the Detailed Chart of Collaterals.

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(b)	Where the collaterals are instruments of title such as bills of lading, warehouse receipts, etc., the name, type, quality, quantity, specifications and condition of the goods represented by the said instruments are consistent with the description of same on the said instruments.
(c)	Where the collaterals are instruments of title such as bills of lading, warehouse receipts, etc., and the quality or quantity of the goods as specified on the documents is found to be inconsistent with the actual quality or quantity of the goods, or where there are other false representations, the Customer shall, regardless of whether the said goods are stored in a warehouse operated by the Bank itself or in another warehouse, immediately replace or supplement the goods to make them consistent with or equivalent to the collaterals as specified on the said documents, or repay all the indebtedness, unless the Customer can prove that such inconsistencies are attributable to the Bank’s willfulness or gross negligence.

第 七 條　動產堆存及質權人之保管責任

擔保物為動產時，其堆存地點及保管方法，　貴行有權決定，並得隨時查驗。如立約人堆放地點及管理方法不適當時，貴行得限期通知立約人遷移或改善，立約人願即照辦。　貴行依法實行占有擔保品時，除有可歸責之事由外，不負決定遷移之錯誤或不遷移而遭受損失之責任。

擔保物為　貴行占有保管者，除故意或重大過失外，不負責任。　貴行依本契約有可歸責之情事時，其注意義務以故意或重大過失為限，始負責任。

Article 7: Storage of Chattels and Pledgee’s Safekeeping Liability

Where the collaterals are chattels, the Bank has the right to determine their storage location and safekeeping method, and to inspect them at any time. If the Customer’s place of storage and method of management with respect to the collaterals are inappropriate, the Bank may notify the Customer to move the collaterals to another place or rectify the situation, and the Customer shall immediately act accordingly. When the Bank takes possession of the collaterals according to the law, the Bank shall not be held liable for any mistake in connection with the decision to move the collaterals, or any damages sustained from the non-movement of the collaterals, unless there is an event the liability for which is attributable to the Bank.

Where the collaterals are possessed and safe kept by the Bank, the Bank does not bear any liability for the same unless there is willfulness or gross negligence on the part of the Bank. Where there is an event the cause of which is attributable to the Bank according to this Agreement, the Bank’s duty of care shall be limited to willfulness or gross negligence before the Bank may be held liable.

第 八 條　擔保物限制處分及使用保管注意義務

立約人於擔保之債務未清償時，非經　貴行之書面同意，絕不擅自將擔保物轉讓、抵押、出質、出租、典當、遷移、或為其他處分。

擔保物如擬變更、改良、增設、廢棄等情事，亦須經獲　貴行書面同意後方得辦理，如因之需要辦理變更登記時，立約人願立即辦理變更登記申請應行之一切手續，並負擔其費用。

立約人願以善良管理人之注意妥善使用及慎重保管擔保物，決不鬆怠於修理、維護等保存上應有之行為。擔保物有關之稅捐、修理等一切費用概由立約人負擔照付。

Article 8: Restrictions on Disposal of Collaterals and Duty of Care for Their Use and Safekeeping

Prior to the repayment of the secured indebtedness, the Customer shall not transfer, mortgage, pledge, lease, pawn, move, or otherwise dispose of the collaterals on its own accord without the Bank’s written consent.

If the Customer r intends to change, improve, increase or abandon the collaterals, the Customer may do so only after obtaining the Bank’s written consent. If it is necessary to attend to an amendment of the registration particulars, the Customer agrees to attend immediately to all procedures necessary for the application for amending the registration particulars at his expense.

The Customer agrees to exercise the care due of a good administrator and use the collaterals properly and safekeep them carefully, and not to neglect any acts to repair or maintain the collaterals which are necessary for safekeeping them. All taxes, repair costs, etc. relating to the collaterals shall be borne and paid by the Customer accordingly.

第 九 條　擔保物更換、補提

立約人所提供之擔保物，如因非可歸責於　貴行之原因而毀損滅失、變質腐壞、減少價值或有以上情形之虞時，立約人願即更換、補提或增提　貴行所同意之擔保物或清償所負一切債務。

Article 9: Replacement or Supplement of Collaterals

If the collaterals provided by the Customer are damaged, have extinguished, have turned bad, have depreciated in value, or are likely to be in the aforesaid circumstances for causes not attributable to the Bank, the Customer agrees to immediately replace them with collaterals approved by the Bank, or provide supplemental or additional collaterals approved by the Bank, or repay all the indebtedness owed to the Bank.

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第 十 條　擔保物變動通知及孳息、補償費之收取

立約人所提供之擔保物倘發生變動，例如損壞、滅失、價值貶落，或所生孳息，或公用徵收或其他原因應由第三人補償時，均應立即通知　貴行，　貴行雖無收取義務但得逕行收取以抵償立約人或主債務人之債務，且立約人非經　貴行同意不得逕自取償。如怠於前述通知致　貴行受有損害，立約人應負賠償責任。

Article 10: Notice of Change in Collaterals and Collection of Interest or Compensatory Fees

In the event of any change in the collaterals provided by the Customer such as damage, extinguishment, depreciation in value, or interest arising therefrom, or requisition for public use, or other causes which shall be compensated by a third party, the Customer shall immediately notify the Bank. Although the Bank has no obligation to collect such interest or compensation, it may nevertheless do so unilaterally and apply the same to set off the indebtedness owed by the Customer or the debtor, the jointly and severally liable debtor, or the Customer, but the Customer shall not collect such interest or compensation on his own accord without the Bank’s consent. If the Bank shall suffer any damage as a result of the Customer’s negligence in giving the aforesaid notice to the Bank, the liability for indemnity shall be borne by the Customer.

第十一條　擔保物及憑證之返還或更換

凡持有　貴行發給立約人之擔保物收據、或保管證、或存摺、或立約人簽章之受領文件、或立約人印鑑前往　貴行請求返還、或更換擔保物、或變更權利憑證、或其他相關文件者，均視為立約人之代理人，　貴行得准予返還或更換之。

Article 11: Return or Replacement of Collaterals and Certificates

Any person holding a receipt, or certificate of custody, or account passbook issued by the Bank to the Customer, or a document of receipt signed by the Customer, or the Customer’s seal, may go the Bank to request for the return or replacement of the collaterals, or amendment of the certificate of rights, or other relevant documents. Such person shall be deemed to be the Customer’s agent, and the Bank may permit the return or replacement of the same.

第十二條　債務清償方法、部份清償

立約人原依各該債務所約定之期限、金額、利率如數清償。

立約人於擔保之債務為部分清償而請求　貴行按清償比例返還擔保物時，須經　貴行同意後方得辦理，如因之需辦理變更登記時，立約人並應負擔其費用。

Article 12: Method of Repayment, Partial Repayment

The Customer shall repay the indebtedness in accordance with the original term, amount, and interest rate as agreed with respect to the various debts.

Where the Customer repays a part of the secured indebtedness and requests the Bank to return a part of the collateral proportionately, the return of collateral shall be made only after the Bank has given its consent thereto and, if it is necessary to amend the registration particulars, the expenses therefor shall be borne by the Customer.

第十三條　各種手續之辦理及保險

依法或依約須辦理擔保物寄倉，繳稅、繳納罰款、保險（含續保、加保）、點交、管理、遷移或辦理其他手續者，立約人均願照辦，其有關費用及稅捐均由立約人負擔。

擔保物能保險者，立約人願以　貴行為優先受益人，聲請保險公司在保險單加註質權特約條款，投保適當火險或貴行所要求之其他保險，其費用由立約人負擔。　貴行認為必要時，並得自行代為投保或續保火險或其他保險，其代墊之保險費，立約人應即清償墊款之本息，否則　貴行得將代墊保險費之本息併入擔保範圍內優先受償。但　貴行並無代為投保或續保之義務。

擔保物如有滅失，無論保險公司以任何理由拒絕或延宕賠款或賠款不足時，立約人願即清償一切債務，或另提供貴行認可擔保物。

Article 13: Procedures and Insurance

The Customer agrees to attend to the warehousing, tax payment, fine payment, insurance (including renewal of insurance cover and procuring additional cover), delivery, management, movement or other procedures with respect to the collaterals which are necessary according to the law or agreement, and the relevant expenses and taxes shall be borne by the Customer.

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If the collaterals are insurable, the Customer shall designate the Bank as the preferential beneficiary, request the insurance company to insert a special pledge clause in the insurance policy, and procure appropriate insurance cover against fire risks or other risks as requested by the Bank, and the expenses therefor shall be borne by the Customer. If it is deemed to be necessary by the Bank, the Bank may unilaterally procure insurance cover, or renew the insurance cover against fire risks or other risks on behalf of the Customer, and the Customer shall immediately repay the principal and interest in respect of the insurance premium advanced by the Bank, failing which the Bank may include the principal and interest in respect of the insurance premium advanced by the Bank in the scope of the secured indebtedness for preferential settlement. However, the Bank has no obligation to procure or renew any insurance cover on behalf of the Customer.

If the collaterals have extinguished, regardless of any reason the insurance company may use to refuse or defer indemnity payment or whether the indemnity payment is insufficient, the Customer shall immediately repay all the indebtedness, or provide other collaterals approved by the Bank.

第十四條　應收票據

債務人或立約人提供應收票據背書轉讓交付　貴行作為履行債務之擔保或清償方法時，立約人同意下列事項：

1、為便利帳務處理，　貴行得於票據兌現入帳累積至一定金額後，逕行抵償債務人或立約人所欠各宗債務，如有不足，立約人仍負完全清償責任。

2、上述應收票據屆期經　貴行提兌入帳後，如經　貴行同意債務人或立約人另以超過或相當於已兌現金額之應收票據，依前述方式交付　貴行時，　貴行得將上述已兌現金額撥入債務人或立約人在　貴行之帳戶或匯入債務人或立約人在其他金融機構之帳戶，立約人對　貴行所負之一切債務，仍應依其所立具之票據、借據等負完全清償責任。

3、上述應收票據，如不獲兌現，經通知債務人或立約人處理而不依限期辦理或無法通知者，　貴行得視票據債務人經濟情況以低於票面之任何金額與票據債務人和解。

Article 14: Bills Receivable

Where the debtor or the Customer provides, endorses and transfers bills receivable to the Bank as a means for securing or repaying the indebtedness owed to the Bank, the Customer agrees to the following:

(a)	In order to facilitate bookkeeping, the Bank may, after the bills are cashed and the payments have been booked and accrued to a certain amount, unilaterally apply the accrued payment to set off various debts owed by the debtor or the Customer and, in case of any deficiency, the Customer shall still bear the liability for repayment of the indebtedness in full.
(b)	After a bill receivable as mentioned above has matured and the Bank has cashed and booked the payment, the debtor or the Customer may, subject to the Bank’s consent, deliver to the Bank in the aforementioned manner another bill receivable having a value greater than, or equivalent to that of the bill receivable which has already been cashed, and the Bank may transfer the aforesaid cash amount to the account of the debtor or the Customer at the Bank, or remit the same to the account of the debtor or the Customer at another financial institution. With respect to all the indebtedness owed by the Customer to the Bank, the Customer shall still bear the liability for repayment in full according to the terms and conditions of the relevant to the bills, IOUs, etc. issued by it.
(c)	If a bill receivable as mentioned above is not accepted and cashed, and the debtor or the Customer fails to attend to the matter within the prescribed period as notified by the Bank, or if notice cannot be served on the debtor , the jointly and severally liable debtor, or the Customer, the Bank may, depending on the economic condition of the debtor under the bill, conclude a settlement with the debtor under the bill for any amount which is less than the face value of the bill.

第十五條　定存單、投資型組合式商品條款

立約人之債務已屆償還日期或喪失期限利益時，應將應償還本息悉數清償，如未能償還時，立約人同意並授權　貴行得逕將質押之定存單或投資型組合式商品予以解約，並以解約後之金額及產品收益全部抵償本息、延滯利息、違約金及各項費用。立約人對貴行解約之處分時機及處分方式絕無異議，貴行應於執行解約處分後，通知立約人。

抵償後如有賸餘，並得優先抵充立約人對　貴行所負之其他一切債務，並同意賸餘款項轉回原產品申購時所指定本人於　貴行名下帳戶，且　貴行開立之擔保品證明隨即作廢，立約人絕無異議。

Article 15: Time Deposit Certificates, Composite Investment Products

When the date of repayment of an indebtedness of the Customer is due, or when the Customer’s time limitation benefit with respect to the indebtedness has extinguished, the Customer shall repay the principal and interest in full. If the Customer cannot make repayment, the Customer agrees and hereby authorizes that the Bank may unilaterally rescind the contracts for the pledged time deposit certificates or composite investment products, and apply all the proceeds and gains on the products realized from the rescission of the contracts to set off the principal, interest, default interest, penalties and various expenses. The Customer has no objection whatsoever to the time of rescission of the contracts by the Bank and the manner of disposal, but the Bank shall notify the Customer after the rescission of the contracts.

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If there is any balance left after the set-off, the Bank may apply such balance to set off all other indebtedness owed by the Customer to the Bank on a preferential basis, and the Customer further agrees that the Bank may transfer the remaining funds back to the Customer’s account at the Bank which was designated by the Customer at the time it subscribed for the products. Furthermore, the collateral certificate issued by the Bank shall be nullified immediately and the Customer has no objection whatsoever thereto.

第十六條 信託財產受益權條款

1、立約人於簽訂本契約之同時，應通知受託人辦妥信託受益權之質權設定登記，如有表彰受益權之憑證者，應一併交予　貴行。經立約人提供之信託受益權質權標的，非經　貴行書面同意不得更換，如有更換者，概以更換後之質權標的為準。

2、因信託財產之管理運用或委託人另外交付財產致增加信託財產，而使信託受益權所表彰之信託利益增加時，該增加部分亦屬本次所設定之質權範圍內。

3、設定質權後，非經　貴行之書面同意，立約人不得任意變更信託契約、提領信託財產、終止信託契約、變更受益人、處分信託受益人之權利或以法律行為使貴行之質權消滅。

4、貴行行使信託受益權之質權時，立約人除免除 貴行執行質權之通知義務外，就 貴行對信託受益權之處分時機及處分方式絕無異議。處分後如有賸餘，並得優先抵充立約人對 貴行所負之其他一切債務，並同意賸餘款項轉回立約人於 貴行名下帳戶。立約人並應無條件配合完成交易之一切必要手續，並不得異議。

5、信託受益權之設質將不影響信託契約之進行及管理。

6、本契約應影印一份交受託人以為質權登記。

Article 16: Beneficial Rights in Trust Properties

(a)	At the time of execution of this Agreement, the Customer shall notify the trustee to complete the registration of the pledge created on the trust beneficial rights and, if there is any certificate representing such rights, the Customer shall deliver it to the Bank at the same time. Without the Bank’s prior written consent, the Customer shall not replace the collaterals on the trust beneficial rights provided by the Customer. If there is any replacement, the collaterals after the replacement shall prevail.
(b)	If the trust benefits represented by the trust beneficial rights shall increase due to an increment in the trust properties as a result of the management and utilization of the trust properties, or as a result of additional trust properties delivered by the settlor, the said additional part shall also fall within the scope of the pledge created in the present instance.
(c)	After the creation of the pledge, the Customer shall not, without the Bank’s prior written consent, modify the trust agreement arbitrarily, take delivery of the trust properties, terminate the trust agreement, change the beneficiary, dispose of the rights of the beneficiary of the trust, or do any legal act to cause the Bank’s pledge to extinguish.
(d)	When the Bank executes the pledge on the trust beneficial rights, the Customer shall, in addition to releasing the Bank from the obligation to notify the Customer of the execution of the pledge, agree without any objection to the time and manner of disposal of the trust beneficial rights by the Bank. If there is any balance left after the disposal, the Bank may apply such balance to set off all other indebtedness owed by the Customer to the Bank on a preferential basis. Furthermore, the Customer agrees that the Bank may transfer the remaining funds back to the Customer’s account at the Bank, and that the Customer shall unconditionally coordinate with the Bank in attending to all necessary procedures for completing the transaction without any objection.
(e)	The creation of the pledge on the trust beneficial rights shall not affect the performance and management of the trust agreement.
(f)	A photocopy of this Agreement shall be delivered to the trustee for pledge registration purposes.

第十七條　申請上市尚未掛牌股票

立約人向　貴行提供股票作為對　貴行所負一切債務之擔保。立約人同意如該股票之上市案因逾限未公開銷售，或其他原因而遭主管機關註銷時，不問其債務是否到期，於接獲　貴行通知之日起一個月內應以　貴行認可之擔保品補足跌價差額或清償債務，否則立約人放棄期限利益，並同意無條件由　貴行就擔保品予以處分或變賣之。擔保品處分或變賣之時間、方法及其價格亦同意委託　貴行全權處理以抵償債務。

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Article 17: Stocks Pending Listing on Taiwan Securities Exchange

With respect to a stock which the Customer has provided to the Bank to secure all the indebtedness owed to the Bank, the Customer agrees that if the listing of the said stock on the Taiwan Securities Exchange is delayed and the stock cannot be traded publicly, or if the listing of the said stock is cancelled by the regulatory agency for other reasons, the Customer shall, regardless of whether its indebtedness has matured, make up the difference resulting from the fall in the price of the stock by providing additional collaterals which are approved by the Bank, or repay the indebtedness within one month from the date of receipt of the Bank’s notice. Otherwise, the Customer shall waive its time limitation benefit and unconditionally agree to the disposal or sale of the collaterals by the Bank. Furthermore, the Customer also agrees to commission the Bank with full authority to dispose of, or sell the collaterals at the time, in the manner, and at the price as determined by the Bank to set off the indebtedness.

第十八條　未上市證券處分

立約人所提供之股票如遇時價跌落或擔保物發行公司之業務、財務及信用惡化，經　貴行評估可能損及債權時，不問借款已否到期，立約人願負責於　貴行通知之期限內補足擔保物或攤還放款或更換擔保物，否則，借款人對　貴行所負之債務即喪失期限利益，視同全部到期，立約人同意　貴行得逕行處分或變賣擔保物抵償所欠本息，至於擔保物處分之方法及其價格概委託　貴行全權處理，並以本同意書為授權之證明，在債務未全部清償以前決不撤銷委託。

Article 18: Disposal of Non-Listed Securities

When there is a fall in the spot price of a stock provided by the Customer or when there is a deterioration of the business, finances or credit of the stock issuing company which, from the Bank’s point of view, may impair the Bank’s rights and interests, the Customer agrees to provide supplemental collaterals, or repay the loan in installments, or replace the collaterals within the deadline as notified by the Bank, regardless of whether the loan has matured or not. Otherwise, the Customer’s time limitation benefit with respect to the indebtedness owed to the Bank will extinguish, and all the indebtedness owed to the Bank will be considered as having matured, and the Customer shall agree that the Bank may unilaterally dispose of or sell the collaterals to set off the principal and interest owed to the Bank. As for the manner and price of disposal of the collaterals, the Customer agrees to commission the Bank with full authority to deal with the same. Furthermore, the Customer agrees that this Agreement may be used to prove such authorization, and that it will not revoke the commission before the indebtedness is repaid in full.

第十九條　擔保物維持率同意條款(上市/櫃證券)

立約人因與　貴行授信往來，為　貴行保全債權需要，同意於授信期間，如遇質押標的物價值發生變動時，應予全力維持質押標的物之價值，並同意依照下列約定條款辦理：

一、立約人之授信，其擔保維持率依授信總餘額合併計算整戶擔保維持率。其維持率之計算為：擔保上市有價證券現行市值／授信總餘額×一○○％。

二、如因質押標的物市價變動致擔保維持率低於　　 ％時，由　貴行通知立約人補繳差額。

三、經　貴行通知日後二個營業日內，整戶擔保維持率仍未達第二條之維持率，且未經立約人補繳差額時，對　貴行所負之債務，即表失期限利益，視同全部到期，　貴行得自該營業日起在公開市場上拍賣或變賣質押標的物，以抵償所欠本息。有關質押物處分之方法及價格，概委託由　貴行全權處理，並以本條款為授權之證明。

四、倘於　貴行通知日後二個營業日內，整戶擔保維持率回升至第二條之維持率以上，雖未經立約人補繳差額，　貴行得暫不處分質押標的物，惟嗣後任何一營業日其整戶擔保維持率又低於第二條之維持率時，立約人應於當日自動補繳，否則　貴行有權自即日起處分其質押標的物。

五、立約人雖未補繳差額或僅補繳一部份而整戶擔保維持率回升至第二條維持率加計三十％以上或於處分質押標的物前立約人陸續繳納差額合計達到通知之補繳差額者，則取銷該次追補記錄，但　貴行有權不受本條之拘束。

六、立約人所提供之質押標的物，　貴行同意其孳息由出質人領取，惟立約人同意自該孳息之除權息基準日前七個營業日起，以除權息後之參考價格作為計算整戶擔保維持率之標準。

七、倘立約人或擔保物發行公司的業務、財務及信用發生狀況，以致損害　貴行之權利並損及借款人或出質人之利益，借款人或出質人同意　貴行經自行評估認為可能損及債權時，貴行得依民法第八九二條拍賣質物，以賣得價金，代充質物。

前項之拍賣，因情形急迫時，借款人或出質人同意免除　貴行之通知義務。

第一項拍賣與否，係　貴行之權利，　貴行無拍賣之義務。

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Article 19: Collateral Maintenance Rate (TSE/GreTai Listed Securities)

To meet the Bank’s requirement to safeguard its credit rights as a result of its credit extension dealings with the Customer, the Customer agrees to exert its best effort to maintain the value of the collaterals in case of a fluctuation of the value of the collaterals during the credit extension term, and the Customer further agrees to deal with such an event according to the following agreed terms:

(a)	The collateral maintenance rate in connection with the credit extended to the Customer shall be the collateral maintenance rate of the whole account calculated on the basis of the total balance of the Customer’s credit line. The maintenance rate is: Current market price of TSE listed securities provided as collateral/Total balance of credit line x 100%.
(b)	When the collateral maintenance rate is lower than ___ % due to a fluctuation of the market price of the collaterals, the Bank shall notify the Customer to make payment to make up the difference.
(c)	If the collateral maintenance rate of the whole account still fails to reach the maintenance rate as stipulated in item (b) within two business days after the Bank has notified the Customer, and the Customer does not attend to payment to make up the difference, the Customer’s time limitation benefit with respect to the indebtedness owed to the Bank will extinguish, and all the indebtedness shall be considered as having matured. Commencing from the said business day, the Bank may auction or sell the collaterals on the open market to set off the principal and interest owed to the Bank. As for the manner and price of disposal of the collaterals, the Customer agrees to commission the Bank with full authority to deal with the same and to apply this provision to prove such authorization.
(d)	If the collateral maintenance rate of the whole account shall rise back to the maintenance rate as stipulated in item (b) or above within two business days after the Bank has notified the Customer, the Bank may not dispose of the collaterals for the time being although the Customer has not attended to payment to make up the difference. However, on any business day thereafter when the collateral maintenance rate of the whole account is lower than the maintenance rate as stipulated in item (b), the Customer shall automatically attend to the supplemental payment on the current day. Otherwise, the Bank shall have the right to dispose of the collaterals commencing from that day.
(e)	If the collateral maintenance rate of the whole account shall rise back to the maintenance rate as stipulated in item (b) plus 30% or above although the Customer has not attended to payment to make up the difference or has only attended to payment of a part thereof, or if the aggregate amount of the consecutive payments made by the Customer is sufficient to make up the difference as notified by the Bank before the disposal of the collaterals, the Bank will cancel the record of the said demand for supplemental payment; provided, however, that the Bank has the right to be released from the restriction of this item.
(f)	The Bank agrees that the interest arising from a collateral provided by the Customer shall be collected by the Customer. However, the Customer agrees that, commencing from the 7th business day prior to the ex-right/ex-dividend date on which the said interest will arise, the reference price of the collateral on the ex-right/ex-dividend date shall be used as the standard for calculating the collateral maintenance rate of the whole account.
(g)	If there is a deterioration of the business, finances or credit of the Customer or the issuing company which, form the Bank’s point of view, may impair the Bank’s rights and interests and the interests of the borrower or the Customer, the borrower or the Customer agrees that the Bank may auction the collaterals according to Article 892 of the Civil Code and replace the collaterals with the proceeds realized from the auction, if the Bank shall determine from an evaluation conducted by itself that such circumstance may impair its credit rights.

Under urgent circumstances, the Customer or pledgor, as the case may be, agree to release the Bank from its obligation to give notice with respect to the auction stated in the preceding paragraph.

Whether to conduct an auction as stated in the first paragraph is at the Bank’s discretion; the Bank is not obligated to conduct such auction.

第二十條　流抵約定

本質權所擔保之債務屆清償期而未為清償者，質權人得請求出質人將質物之所有權移轉並交付質物予質權人占有，該質物所有權之移轉如須辦理登記者，出質人於接到質權人請求時，並應無條件同意配合辦理一切手續，出質人對質權人之上開請求不得以任何理由拖延。

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有關質物所有權移轉之質物價值，除公開市場行情價格可資依循外，出質人同意依質權人所委託之公正鑑價機辦理之鑑價結果，作為認定之依據，相關鑑價費用由雙方平均分擔，移轉所應支付稅額款項及應負擔之費用，除另有約定外，依相關稅法規定或習慣辦理。

Article 20: Transfer of the Ownership of the Collateral

Where the date of repayment of the indebtedness secured by this pledge is due but the indebtedness is not repaid, the pledgee may request the Customer to transfer the ownership of the collaterals to the pledgee, and to deliver the collaterals to the pledgee for possession. If registration of the assignment of the ownership of the said collaterals is required, the Customer shall, at the pledgee’s request, unconditionally agree to coordinate with the pledgee in attending to all the procedures therefor, and the Customer shall not delay in complying with the aforesaid request of the pledgee for any reason.

With respect to the value of the collaterals the ownership of which is transferred, the Customer agrees to use the results of the appraisal conducted by an impartial appraisal organization as the basis for ascertaining the value thereof. The relevant appraisal fee shall be shared equally by both parties and, unless otherwise agreed, the payment of taxes and burden of expenses in connection with the transfer of the ownership shall be dealt with according to the provisions of the relevant tax laws or customs.

第廿一條　履行地

本契約所定事項以　貴行營業所在地為債務履行地。

Article 21: Place of Performance

The place of performance of this Agreement is the place of business of the Bank.

第廿二條　通知或催告之方式

依本契約書項下所發生之任何請求或通知，如以郵件寄交或以專人送達於此等請求單或通知單之收件人或其代表人最後所通知之地址時，即視同業已充分通知，但收件人或其代理人已遷移該最後通知之地址，或有其他可歸責於收件人或其代表人之事由致不能對其最後通知之地址送達，且收件人或其代理人均未事先通知 貴行時，則上開請求或通知，於 貴行向收件人或其代理人最後所通知之地址投郵後，經通常之郵遞期間，即視同已送達收件人。

立約人不可撤銷地同意於依第四條主張最高限額質權所擔保債權確定者，須以書面表示並寄交 貴行總行之法金信用風險單位，且於送達貴行總行之翌日始生效力。

Article 22: Service of Notice or Demand

Any demand or notice arising from this Agreement, if sent by post or delivered by special messenger to the address which was last notified by the recipient of the demand letter or notice or its representative shall be deemed to have been duly served. However, where the recipient or its representative has moved from the said last-notified address, or there are other causes attributable to the recipient or its representative thereby making it impossible to effect service at its last-notified address, and the recipient or its representative did not give any prior notice to the Bank, then the aforesaid demand or notice shall be deemed to have been served on the recipient after the Bank has posted it to the address which was last notified by the recipient or its representative and the passage of the normal postal delivery time.

The Customer irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum pledge amount according to Article 4, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

第廿三條　準據法及管轄法院

立約人因本契約所發生債之關係，其法律行為之成立要件、方式及效力等，除另有約定適用 法律外，均適用中華民國法律。

本契約以　貴行所在地為履行地，立約人因本契約涉訟時，合意以 貴行總行或 分行所在地之地方法院或臺灣臺北地方法院為第一審管轄法院，但法律有專屬管轄之特別規定者，從其規定。

Article 23: Governing Law and Jurisdiction

With respect to the Customer’s obligations arising from this Agreement, the laws of the Republic of China shall govern the requisites, manner and effect in connection with the establishment of the legal acts of the Customer, unless there is another agreement which stipulates that __________ law shall apply.

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The place of performance of this Agreement is the place where the Bank is located. The Customer agrees with the Bank that, in the event he is involved in any litigation by reason of this Agreement, the district court at the place where the Bank’s head office or its ________ Branch is located, or the Taiwan Taipei District Court, shall have jurisdiction over such litigation as the court of first instance; provided, however, where the law has special provisions relating to special jurisdiction, such provisions shall apply.

第廿四條　本契約書得以中文及英文做成，但中文與英文之內容不一致時，以中文為準。

Article 24: This Agreement are executed in both Chinese and English. If there is any conflict or discrepancy between the Chinese and English versions hereof and thereof, the Chinese version will prevail.

第廿五條　未盡事項之適用

本契約未盡事項依銀行授信綜合額度契約暨總約定書、保證書、信託契約或其他約定書之約定辦理。

Article 25: Matters Not Dealt with by this Agreement

Matters which are not dealt with by this Agreement shall be dealt with in accordance with the provisions of the Bank’s General Agreement For Omnibus Credit Lines, the Guarantee Agreement, the Trust Agreement, or other agreements.

增補條款 Supplemental Clauses

此　　致

(To)

中國信託商業銀行股份有限公司　台照

(CTBC Bank Co., Ltd.)

立約人(Customer)：Applied Optoelectronics, Inc.

（即連帶債務人Debtor with Joint and Several Liability）

住　址(Address)：

中 華 民 國　　　　　年　　　　　月　　　　　日

Date:

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擔保物明細表(List of Collateral)：

名 稱(Name)	種類、規格(Type)	數 量(Quantity)	備 註(Remark)

主 管 (Officer in Charge)	經 辦 (Handled by)	印鑑核對 (Specimen Verified by)

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